Loss Per Share (Tables)	6 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Schedule of computation of basic and diluted loss per common share
	For the Six Months Ended December 31,
	2022	2021

Net loss attributable to BIT BROTHER LTD’s Shareholders	$(3,860,121)	(4,702,810)

Loss per share- basic and diluted	$(0.36)	$(0.08)

Weighted Average Shares Outstanding-Basic and Diluted	$10,739,250	55,507,725